UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 23, 2011
Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the election of thirteen directors of Hewlett-Packard Company (“HP”) at its annual meeting of stockholders held on March 23, 2011 in Arlington, Virginia (the “Annual Meeting”), the Board of Directors of HP approved an amendment to Section 3.2 of Article III of HP’s Bylaws decreasing the number of directors from seventeen (17) to thirteen (13) effective as of March 23, 2011.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, HP stockholders voted on six proposals and cast their votes as described below.  The proposals are described in detail in HP’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 1, 2011.

Proposal 1

HP’s stockholders elected thirteen individuals to the Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Marc L. Andreessen	1,496,754,724	9,964,466	4,140,913	233,527,031
Leo Apotheker	1,487,689,583	18,556,467	4,614,053	233,527,031
Lawrence T. Babbio, Jr.	910,747,295	582,653,113	17,459,695	233,527,031
Sari M. Baldauf	1,154,741,793	337,611,247	18,507,063	233,527,031
Shumeet Banerji	1,495,226,265	10,688,857	4,944,981	233,527,031
Rajiv L. Gupta	1,373,571,052	131,404,416	5,884,634	233,527,031
John H. Hammergren	1,380,337,620	126,232,817	4,289,666	233,527,031
Raymond J. Lane	1,496,771,745	9,568,932	4,519,427	233,527,031
Gary M. Reiner	1,496,609,144	9,504,108	4,746,852	233,527,031
Patricia F. Russo	1,492,225,913	14,003,859	4,630,331	233,527,031
Dominique Senquier	1,495,646,774	10,322,742	4,890,588	233,527,031
G. Kennedy Thompson	1,159,570,362	333,160,600	18,129,141	233,527,031
Margaret C. Whitman	1,494,084,062	13,425,888	3,350,153	233,527,031

Proposal 2

HP stockholders ratified the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for the 2011 fiscal year as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,715,835,756	23,607,816	4,943,562	0

Proposal 3

HP stockholders cast their votes with respect to the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
728,917,381	767,014,912	14,927,810	233,527,031

Proposal 4

HP stockholders cast their votes with respect to the advisory vote on on the frequency of future advisory votes on executive compensation as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
1,368,307,255	12,593,710	125,806,826	4,152,312	233,527,031

Proposal 5

HP stockholders approved the Hewlett-Packard Company 2011 Employee Stock Purchase Plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,476,710,787	21,385,452	12,763,864	233,527,031

Proposal 6

HP stockholders approved an amendment to the Hewlett-Packard Company 2005 Pay-for-Results Plan to extend the terms of the plan as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,277,502,615	227,764,325	5,593,163	233,527,031

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEWLETT-PACKARD COMPANY

DATE: March 28, 2011	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary